THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

    The Thai Capital Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company. The Fund seeks long-term capital appreciation through investment primarily in equity securities of Thai companies. The Fund's investments in Thailand are made through a wholly-owned Investment Plan established under an agreement between SCB Asset Management Co., Ltd. (the "Manager") and the Fund. The Fund's investments through the Investment Plan are managed by the Manager. Daiwa SB Investments (H.K.) Ltd. provides the Manager with advice regarding investments by the Investment Plan and manages the Fund's assets held outside the Investment Plan.

SHAREHOLDER INFORMATION

    The Fund's shares are listed on the Pacific Exchange, Inc. ("PCX") and the NASDAQ. The Fund understands that its shares may trade periodically on certain exchanges other than the PCX or NASDAQ, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges.

    The Fund's trading symbols are "TF" on the PCX and "THCF" on NASDAQ. Weekly comparative net asset value ("NAV") and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in The New York Times, and each Saturday in BARRON'S, and also in many other newspapers. The Fund's weekly NAV is also available by visiting www.daiwast.com or calling (800) 933-3440 or (201) 915-3020. Also, the Fund's website includes a monthly market review and a list of the Fund's top ten industries and holdings.

INQUIRIES

    All general inquiries and requests for information should be directed to the Fund at (800) 426-5523. All written inquiries should be directed to the Fund at the following address:

The Thai Capital Fund, Inc.
c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, NJ 07302-3051

    For specific information about your share account, please contact EquiServe Trust Company, N.A. (the "Plan Agent") at the address shown below.

DIVIDEND REINVESTMENT PLAN

    A Dividend Reinvestment Plan (the "Plan") is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. A brochure fully describing the Plan's terms and conditions is available from the Plan Agent at the following address:

The Thai Capital Fund, Inc.
c/o EquiServe Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010
Telephone: (800) 426-5523

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------

                                                                   July 22, 2003
DEAR SHAREHOLDERS:

    The management of The Thai Capital Fund, Inc. (the "Fund") would like to take this opportunity to inform its shareholders about the Thai economy, the activities of the Stock Exchange of Thailand ("SET"), and the Fund's performance for the six months ended June 30, 2003.

A REVIEW OF THE THAI ECONOMY IN 2003

    In the first quarter of 2003, despite concerns over the war in Iraq and the global economic slowdown, the Thai economy expanded well. The manufacturing sector maintained its momentum from last year, supported by strong domestic demand that has resulted in higher industrial capacity utilization. In the agricultural sector, farm income rose strongly, as both major crop prices and production increased. Adding to the impetus provided by private consumption, export growth continued to serve as one engine of growth for the Thai economy for the entire first quarter.

    However, a significant slowdown in private investment is raising worries about economic growth going forward. Concerns over the war in Iraq delayed investment plans and slowed the import of capital goods. Then in March the spread of Severe Acute Respiratory Syndrome ("SARS") added to the uncertainty.

    In the first quarter of 2003, the Manufacturing Production Index ("MPI") increased by 13.5% year-on-year ("YoY"), and average capital utilization also increased from 63.3% in the prior quarter to 66.6%. Sectors that continue to expand include vehicles, iron and steel, petroleum and food.

    The Private Consumption Index ("PCI") expanded 6.6% YoY in the first quarter of 2003, led by strong demand for passenger cars and motorcycles. The Private Investment Index ("PII") rose only 13% YoY (compared to 25% in the prior period) because of tensions in the Middle East.

    Government revenue grew 14.7% YoY, with government spending falling 20.2% as a result of public sector reform (i.e., an adjustment in disbursement procedures caused a delay in the disbursement of some remaining expenditure items). Hence, the government budgetary balance registered a surplus of Bt19.2 billion and the government cash balance recorded a net surplus of Bt9.4 billion.

    In the first quarter of 2003, the headline and core Consumer Price Index ("CPI") increased, the former by 1.9% YoY and the latter by 0.3% YoY. The higher headline CPI figure comes on an increase in food and energy prices. The Producer Price Index ("PPI") rose 5.3% YoY.

    Export value grew by 21% YoY and import value accelerated 19.2% over the first quarter, giving a trade balance surplus of U.S. dollar ("USD") 1.096 billion. When including service revenue and a transferred account surplus of USD
1.594 billion, the current account showed a surplus of USD 2.69 billion. However, an early repayment of International Monetary Fund ("IMF") package debt pulled the balance of payments down to a deficit of USD 2.068 billion.

    In the quarter, the one-day repurchase rate declined from 1.61% to 1.50% and the overnight interbank rate slid from 1.67% to 1.49%. The declining interest rate trend continues as a reflection of continued high liquidity in the commercial banking system.

    The National Economic and Social Development Board ("NESDB") announced higher than expected first quarter 2003 ("1Q03") Gross Domestic Product ("GDP") growth of 6.7% YoY (and 1.5% quarter-on-quarter),

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THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
higher than the fourth quarter of 2002 ("4Q02") growth of 6.1%. Key drivers were private consumption, investment and export. Government consumption slid another 6.1% vs. 1.1% in 4Q02. Non-agriculture GDP grew 6.6% and agriculture GDP grew a strong 8% in 1Q03.

    The major areas of expansion in the non-agricultural sector included manufacturing (11% growth), mining and financial services. The sectors seeing the most decline were construction (-6.8%) and hotel (-2.6%). Delays in public projects retarded construction growth. A positive surprise was seen in Gross Fixed Capital Formation ("GFCF") due to expansion in production and capacity utilization. This positive sign indicates expansion in private investment, directed to both domestic-based and export-oriented production. Sub-sectors that showed high capacity utilization were petroleum products, upstream petrochemical products, integrated circuit, motorcycles, canned seafood, synthetic fiber, and tire and battery production.

    The April MPI rose 16.5% and capacity utilization stood at 64.9%. May's MPI grew 12.77% YoY and capacity utilization stood at 68%. There was strong production in various industries, such as canned food, frozen seafood, vehicles, transportation equipment and electronic products. Expansion continues in domestic-led consumption sectors.

    April's PII grew 7.7% YoY vs. 4.8% in March and the May PII expanded 12.9% YoY. This rebound in the PII is the result of the resolution of the war in Iraq which had delayed investment for the past several months. Construction and equipment investment showed improving trends.

    Export growth remained strong in April (up 22.8% YoY), though declining 7.79% month-on-month ("MoM"). The outbreak of SARS had little impact on export performance thanks to the wide variety of export products and diversified export markets. Import growth increased in line with the growth in imports of capital goods. Exports gained impressively in terms of value (from strong commodity prices), despite slower growth due to the high base effect. SARS shifted some orders away from SARS-hit countries to Thailand, providing some positive impetus for Thailand.

    SARS hit Thailand's tourist industry, slashing tourist numbers 50.4% YoY in May. This caused a deficit of USD 185 million in the service and transfer account. Including the Bank of Thailand ("BoT") prepayment of USD 142 million on the country's IMF packages, the balance of payments recorded a deficit of USD 75 million.

    The PCI grew 4.9% YoY in April vs. 6.5% YoY in March. The May PCI grew 4.1% YoY, the lowest for seven months. SARS caused a deceleration in private spending and Value Added Tax ("VAT") receipts declined 10% MoM in line with a drop in department store spending. However, the robust farm income growth of 28.4% YoY provides strong support to the outlook for private consumption. We especially expect to see strong support for the robust growth in motorcycle sales.

THAILAND'S ECONOMIC OUTLOOK FOR 2003

    In the first quarter of 2003, Thailand's economy showed positive growth, largely driven by private consumption and exports. At the same time, private investment decelerated and there was a cash balance surplus due to an increase in tax revenue collection and lower-than-targeted public sector spending.

    We expect second quarter growth to be slower on the back of a global economic slowdown and the impact of SARS on Thailand's trading partners. Market consensus has revised down GDP growth for the five countries most severely impacted by SARS: China, Hong Kong, Singapore, Taiwan and Vietnam.

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THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------

    SARS may impact the Thai economy via: (i) slowed exports of goods as growth in Thailand's trading partners slows; (ii) a drop in tourism revenue; and
(iii) lower consumer confidence. The five countries impacted by SARS account for 22.8% of Thailand's exports by value. The BoT reports that export sectors most susceptible to a regional slowdown are computers and parts, plastic products, integrated circuits and parts, petroleum products, motors and electrical transformers, and electrical appliances. SARS has had a profoundly negative impact on Thailand's tourism revenue. The five countries most impacted by SARS accounted for 25.4% of tourists in 2002 and 19.5% of tourism receipts in 2001. The BoT expects a 9.9% YoY reduction in tourist numbers and a 13.1% YoY drop in tourism receipts for 2003.

    The NESDB expects the Thai economy to slow in the second quarter from the combination of the war in Iraq and SARS. They expect a loss in services income of USD 959.6 million (Bt40.78 billion) because of SARS. However, the economy should rebound in the second half of the year, supported by accommodative monetary and fiscal policies as well as global recovery.

    The NESDB has revised up its 2003 GDP growth forecast from 4.0-5.0% to 4.5-5.5%. Major revisions include an increase in the expected growth in private investment from 5.2% to 11.5% and in export growth to 9.5%. The primary risk remains delays in the economic recoveries of three major economies including the U.S., Europe and Japan. Thailand's export outlook is also threatened by the strengthening of the Thai baht against the USD, accompanied by a weak Chinese yuan.

    In all, Thai economic figures are firm, but growth is slowing. At the same time, the impact brought by SARS should be temporary. The government's pro-growth strategy contains plans to boost spending as a whole.

THAI STOCK MARKET OVERVIEW

    Thailand's stock market dipped to its lowest point in the first quarter of 2003 at 347.55 points, a drop of 1.54% in the month of March. However, the SET Index bounced back to a gain of 2.26% in 1Q03. In April the Thai market began to move upward, with some corrections during the month. In May and June the market continued to improve, with pauses for only minor corrections from time to time, mostly caused by jitters arising out of news on the Thai Petrochemical Industry bankruptcy case (ruling was delayed to June 11, followed by the appointment of the Finance Ministry as the new debt planner on June 13) as well as some technical adjustments. In all, the SET Index surged from 356.48 at the end of last year to close at 461.82 on June 30, 2003, an increase of 29.55%.

    Moreover, expectations for lower interest rates globally have created a shift in asset allocation from the bond to equity markets. This has triggered a huge inflow of foreign capital into every market, most notably Thailand, an indication of confidence in the country's economy. Thai banks have joined the trend for lower interest rates, led by the Bank of Asia, which announced a rate cut on June 6, setting the example for other banks to follow. Krung Thai Bank offered the biggest rate cut on the lending side on June 19 (75 basis points cut on the minimum lending rate to 5.75%) followed by Kasikornbank on June 24. These aggressive lending rate cuts have instigated negative sentiment towards the bank sector in expectations of a price war and lower net interest margins and it was therefore the worst performing sector for the month. The market overall, especially property and companies with large debt exposure, will benefit from the rate cuts.

    Other positive factors were as follows:

    (1) Standard & Poor's upgraded the outlook for Bangkok Bank, Kasikornbank, Bank of Ayudhya and Siam Commercial Bank ("SCB") from "stable" to "positive," and upgraded the rating of SCB's long-term counter-party rating from BB- to BB on June 6.

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THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------

    (2) The NESDB reported an exciting 1Q03 Thai GDP growth of 6.7% YoY and 1.5% QoQ (seasonally adjusted)--the highest growth in 14 quarters, exceeding our expectation of 6.3% YoY.

    (3) The May Consumer Confidence Index (determined by the University of the Thai Chamber of Commerce) showed modest improvement, rising from 87.7 in April to 90.5 after two months of declines.

    (4) May car sales surged 42.1% YoY to 42,751 units resulting in a cumulative five month 2003 sales growth of 38.4% YoY.

    (5) The SET plans to set up Thai equity funds by September 2003 to invest in 25 big-cap stocks. The SET will initially invest Bt350 million which will be combined with contributions from brokers, local mutual funds and the public.

    (6) The government intends to set up a "Vayupak fund" totaling Bt100 billion to invest in both listed and non-listed state enterprises, including companies in which the Ministry of Finance has holdings.

    (7) The resolution of SARS was good news for the hotel sector and the transportation sector, particularly Thai Airways International.

    (8) The Thai baht was strong throughout the month. However, the trend was reversed after the BoT surprised the market with a 50 basis point cut to 1.25% in its benchmark 14-day repo rate after a special policy session on June 27. The weakness of the yen against the USD also added to the weakening of the Thai baht.

    (9) The news on July 4 that the Information and Communications Technology
        (ICT) Ministry is proposing to rebalance fixed line tariffs by lowering domestic long distance call rates and offsetting this by raising the monthly fee sparked some positive sentiment towards fixed line operators like TelecomAsia and Capetronic International. A successful tariff rebalancing would lead to a change in the interconnection regime.

    Foreigners continued to be net buyers of Bt11.49 billion, while institutional investors and retailers were net sellers of Bt3.87 billion and Bt7.62 billion, respectively. The average daily turnover increased from Bt8.41 billion to Bt14.82 billion, an increase of 76.22% MoM.

THAI STOCK MARKET OUTLOOK

    We believe that the recent market re-rating may be sustainable for the long-term. Support is provided by the fact that interest rates are falling even further, the implied equity market risk premium appeared very high prior to the recent rally and simple valuation measures such as price-earnings ratings are still not particularly demanding as earnings growth continues. However, the latest upward move in prices is arguably attributable largely to the huge surge of liquidity over the past few days and investors should consider the potential impact on the prices of some stocks should the taps be turned off.

    For the short-term, investor sentiment may turn negative when it discounts a few factors that appear to be worse than expected:

      The SET Index has moved up rapidly and the yield is 29.55% year-to-date (June 30). We believe the major driving factor is foreign liquidity, as foreigners switch asset classes from bonds to equity. The Asian market is viewed as providing a more attractive return than other markets.

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THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------

      Earnings growth for listed companies is forecasted at 18% for 2003 and 17% for 2004 (excluding rehabilitation companies).

THE FUND'S PERFORMANCE AND STRATEGY

    As of June 30, 2003, the Fund consisted of 3,139,294 shares, with a total net asset value of USD 17.86 million, representing a net asset value per share of USD 5.69. Of this amount, Thai equity securities accounted for 90.32%; the remainder was in cash, bank deposits and promissory notes.

    Of the total assets, 16.79% was invested in the banking sector, 15.12% in energy, 14.49% in communication, 11.54% in property development, 8.34% in building materials and 7.29% in entertainment and recreation. The remainder was invested in the printing and publishing, electronic components, vehicles and parts, and finance and securities sectors.

    In the first half of 2003, in Thai baht terms, the portfolio under the investment plan underperformed the benchmark SET Index by 0.29% (+29.26% vs. +29.55%). However, year-to-date performance at the end of May showed an outperformance of the SET Index by 2.68%; during the month of June we underperformed the SET Index by 2.89%. The reason was that many small-cap stocks, especially speculative counters and stocks under rehabilitation, outperformed the market (companies under rehabilitation yielded 41.33% MoM and 134.43% YoY). We would not be comfortable following this trend, as we believe such a move could hurt us in the longer term.

    Hence, we remain cautious regarding the current investment climate. The SET Index was pushed up by Vayupak-related stocks, and we view this as entry into the speculative zone.

    We intend to maintain current high cash levels and are prepared to move from big-cap stocks to small-cap stocks with good earnings outlook for 2004.

PORTFOLIO MANAGEMENT

    Mr. Cholathee Pornrojnangkool has been the Fund's portfolio manager since November 12, 2001. SCB Asset Management Co., Ltd. ("SCBAM") has employed
Mr. Pornrojnangkool since 1999 and he is currently a member of SCBAM's Investment Committee. Previously, Mr. Pornrojnangkool was a private fund manager at SCB Securities Ltd. He has eight years of investment experience.

    Mrs. Naravadee Jaijongkit is responsible for overseeing SCBAM's Equity Group and is a senior member of SCBAM's Investment Committee as well as its Management Committee. Mrs. Jaijongkit joined the firm in 1998 and was previously with SCB Securities Ltd. as a fund manager in its private client division.
Mrs. Jaijongkit has nine years of investment experience.

    Finally, the Fund's management would like to express its sincere thanks to all shareholders for their continued support and participation.

Sincerely yours,

/s/ Ikuo Mori
IKUO MORI
CHAIRMAN OF THE BOARD

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------
THAI COMMON, WARRANTS AND PREFERRED STOCKS--90.32%
--------------------------------------------------------------------------------

COMMON STOCKS--86.88%
--------------------------------------------------------------------------------


 SHARES                                                 VALUE
---------                                            -----------
BANKS--16.02%
1,102,700  Bangkok Bank Public Co., Ltd.* .........  $ 1,481,754
  740,400  DBS Thai Danu Bank Public Co., Ltd.* ...      100,380
1,673,700  Industrial Finance Corp. of
            Thailand* .............................      244,984
1,267,400  Kasikornbank Public Co., Ltd. ..........    1,034,007
                                                     -----------
                                                       2,861,125
                                                     -----------
BUILDING MATERIALS--8.34%
  414,000  The Siam Cement Public Co., Ltd. .......    1,490,123
                                                     -----------
COMMERCE--0.99%
  304,600  BIG C Supercenter Public Co., Ltd. .....      130,101
   55,500  Siam Makro Public Co., Ltd. ............       46,278
                                                     -----------
                                                         176,379
                                                     -----------
COMMUNICATION--14.49%
1,100,500  Advanced Info Service Public Co.,
            Ltd. ..................................    1,624,037
  190,900  Samart Corp. Public Co., Ltd.* .........       86,576
  939,000  Shin Corporations Public Co., Ltd. .....      432,611
  343,950  Shin Satellite Public Co., Ltd.* .......      185,699
  308,300  TelecomAsia Corp. Public Co., Ltd.* ....       51,045
  394,400  United Communication Industry Public
            Co., Ltd.* ............................      207,258
                                                     -----------
                                                       2,587,226
                                                     -----------


 SHARES                                                 VALUE
---------                                            -----------
ELECTRONIC COMPONENTS--2.82%
  584,840  Delta Electronics Thai Public Co.,
            Ltd. ..................................  $   403,465
   43,100  Hana Microelectronic Public Co.,
            Ltd. ..................................      100,318
                                                     -----------
                                                         503,783
                                                     -----------
ENERGY--15.12%
  333,900  Electricity Generating Public Co.,
            Ltd. ..................................      444,672
  342,100  PTT Exploration and Production Public
            Co., Ltd. .............................    1,321,629
  585,000  PTT Public Co., Ltd. ...................      933,487
                                                     -----------
                                                       2,699,788
                                                     -----------
ENTERTAINMENT & RECREATION--7.29%
  125,300  BEC World Public Co., Ltd. .............      721,594
  144,200  EGV Entertainment Public Co., Ltd. .....       22,664
  135,700  GMM Media Public Co., Ltd. .............       96,058
1,200,000  ITV Public Co., Ltd.* ..................      262,031
  201,700  Major Cineplex Group Public Co.,
            Ltd. ..................................       73,083
  282,777  United Broadcasting Corp. Public Co.,
            Ltd.* .................................      126,887
                                                     -----------
                                                       1,302,317
                                                     -----------
FINANCE & SECURITIES--1.66%
   64,600  ABN Amro Asia Securities Public Co.,
            Ltd. ..................................       56,579
  139,600  Krungthai Card Public Co., Ltd. ........      107,193

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

COMMON STOCKS (CONCLUDED)
--------------------------------------------------------------------------------


 SHARES                                                 VALUE
---------                                            -----------
FINANCE & SECURITIES (CONCLUDED)
  400,000  National Finance Public Co., Ltd. ......  $   132,455
                                                     -----------
                                                         296,227
                                                     -----------
HOUSEHOLD GOODS--0.34%
  102,700  Modernform Group Public Co., Ltd. ......       61,116
                                                     -----------
MINING--0.99%
  683,800  Padaeng Industry Public Co., Ltd.* .....      177,208
                                                     -----------
PRINTING & PUBLISHING--4.12%
  327,900  Amarin Printing Group Public Co.,
            Ltd. ..................................      735,671
                                                     -----------
PROPERTY DEVELOPMENT--9.24%
   83,100  Lalin Property Public Co., Ltd. ........       70,788
7,159,000  Land and House Public Co., Ltd. ........    1,511,700
  110,400  Sammakorn Public Co., Ltd. .............       67,552
                                                     -----------
                                                       1,650,040
                                                     -----------
RETAIL FOOD--1.75%
   70,000  S&P Syndicate Public Co., Ltd. .........       45,772
  138,000  Serm Suk Public Co., Ltd. ..............       83,612
  292,500  Thai Union Frozen Products Public Co.,
            Ltd. ..................................      184,241
                                                     -----------
                                                         313,625
                                                     -----------
UTILITIES--1.29%
  243,100  Eastern Water Resources Development &
            Management Public Co., Ltd. ...........      230,416
                                                     -----------


 SHARES                                                 VALUE
---------                                            -----------
VEHICLES & PARTS--2.42%
   60,300  Aapico Hitech Public Co., Ltd. .........  $    99,115
  475,000  Thai Rung Union Car Co., Ltd. ..........      107,710
   46,900  Thai Stanley Electric Public Co.,
            Ltd. ..................................      225,078
                                                     -----------
                                                         431,903
                                                     -----------
Total Common Stocks
  (Cost--$12,362,747) .............................   15,516,947
                                                     -----------
----------------------------------------------------------------
PREFERRED STOCKS--1.10%
----------------------------------------------------------------
BANKS--0.77%
  161,400  The Siam Commercial Bank Public Co.,
            Ltd.* .................................      137,487
                                                     -----------
FINANCE & SECURITIES--0.33%
  104,100  TISCO Finance Public Co., Ltd.* ........       59,451
                                                     -----------
Total Preferred Stocks
  (Cost--$103,780) ................................      196,938
                                                     -----------
----------------------------------------------------------------
WARRANTS--2.34%
----------------------------------------------------------------

PROPERTY DEVELOPMENT--2.30%
2,855,500  Land & House Public Co., Ltd. 2008
            (1)* ..................................      411,116
                                                     -----------
RETAIL FOOD--0.04%
   35,000  S&P Syndicate Public Co., Ltd. 2007
            (2)* ..................................        7,558
                                                     -----------
Total Warrants
  (Cost--$0) ......................................      418,674
                                                     -----------
Total Thai Common, Warrants and Preferred Stocks
  (Cost--$12,466,527) .............................   16,132,559
                                                     -----------

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THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONCLUDED)
JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

----------------------------------------------------------------
SHORT-TERM INVESTMENTS--6.18%
----------------------------------------------------------------
THAI BAHT PROMISSORY NOTES--3.36%
   10,000  National Finance Public Co., Ltd.,
            1.50%, due 9/17/03 ....................  $   239,955
   15,000  UOB Radanasin Bank Public Co., Ltd.,
            1.25% (Payable on Demand) .............      359,933
                                                     -----------
Total Thai Baht Promissory Notes ..................      599,888
                                                     -----------
THAI BAHT SAVINGS ACCOUNT--1.06%
    2,556  Bank Credit Agricole Indosuez, 1.375%,
            (Payable on Demand) ...................       61,331
    5,319  Citibank N.A. Gold, 0.50%, (Payable on
            Demand) ...............................      127,642
                                                     -----------
Total Thai Baht Savings Account ...................      188,973
                                                     -----------
U.S. DOLLAR TIME DEPOSIT--1.76%
     $314  Bank of New York, 0.05%, due 7/1/03 ....      314,138
                                                     -----------
Total Short-Term Investments
  (Cost--$1,081,182) ..............................    1,102,999
                                                     -----------
Total Investments--96.50%
  (Cost--$13,547,709) .............................   17,235,558
Other assets less liabilities--(3.50%) ............      624,597
                                                     -----------
NET ASSETS (Applicable to 3,139,294 shares of
  capital stock outstanding; equivalent to $5.69
  per share)--(100.00%) ...........................  $17,860,155
                                                     ===========
------------------------
 *  Non-income producing securities.
(1)  Each warrant entitles holders to buy 1.02 shares of Common
     Stock for THB 2.56.
(2)  Each warrant entitles holders to buy one share of Common
     Stock for THB 18.00.

-------------------------------------------
TEN LARGEST EQUITY
CLASSIFICATIONS HELD
JUNE 30, 2003
-------------------------------------------

Banks# ............................    16.79%
Energy ............................    15.12
                                     PERCENT OF
INDUSTRY                             NET ASSETS
--------                             ----------
Communication .....................    14.49
Property Development** ............    11.54
Building Materials ................     8.34
Entertainment & Recreation ........     7.29
Printing & Publishing .............     4.12
Electronic Components .............     2.82
Vehicles & Parts ..................     2.42
Finance & Securities# .............     1.99

-------------------------------------------
TEN LARGEST EQUITY
POSITIONS HELD
JUNE 30, 2003
-------------------------------------------

                                     PERCENT OF
ISSUE                                NET ASSETS
-----                                ----------
Land and House Public Co.,
 Ltd.** ...........................    10.76%
Advanced Info Service Public Co.,
 Ltd. .............................     9.09
The Siam Cement Public Co.,
 Ltd. .............................     8.34
Bangkok Bank Public Co., Ltd. .....     8.30
PTT Exploration and Production Pub-
 lic Co., Ltd. ....................     7.40
Kasikornbank Public Co., Ltd. .....     5.79
PTT Public Co., Ltd. ..............     5.23
Amarin Printing Group Public Co.,
 Ltd. .............................     4.12
BEC World Public Co., Ltd. ........     4.04
Electricity Generating Public Co.,
 Ltd. .............................     2.49
-----------------------------------------------
 #  Includes the value of preferred stocks.
**  Includes the value of warrants.

                See accompanying notes to financial statements.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at value (cost--$13,547,709)....    $ 17,235,558
  Cash denominated in foreign currency (cost--$698,406).....         699,418
  Interest receivable.......................................           2,164
  Prepaid expenses..........................................          14,931
                                                                ------------
    Total assets............................................      17,952,071
                                                                ------------
LIABILITIES
  Accrued expenses and other liabilities....................          91,916
                                                                ------------
NET ASSETS
  Capital stock, $0.01 par value per share; total
   100,000,000 shares authorized; 3,139,294 shares issued
   and outstanding..........................................          31,393
  Paid-in capital in excess of par value....................      61,492,413
  Undistributed net investment income.......................         156,944
  Accumulated net realized loss on investments and foreign
   currency transactions....................................     (47,509,484)
  Net unrealized appreciation on investments and other
   assets and liabilities denominated in foreign currency...       3,688,889
                                                                ------------
    Net assets applicable to shares outstanding.............    $ 17,860,155
                                                                ============
        NET ASSET VALUE PER SHARE...........................    $       5.69
                                                                ============

                See accompanying notes to financial statements.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends..................................    $  385,897
  Interest...................................         3,942
                                                 ----------
    Total investment income..................       389,839
                                                 ----------
EXPENSES:
  Administration fee.........................        75,000
  Investment management fee..................        44,202
  Investment advisory fee....................        44,157
  Legal fees and expenses....................        34,120
  Audit and tax services.....................        25,588
  Reports and notices to shareholders........        19,852
  Custodian fees and expenses................        12,206
  Directors' fees and expenses...............        11,901
  Transfer agency fee and expenses...........         7,646
  Insurance expense..........................         4,898
  Other......................................         5,368
                                                 ----------
    Total expenses...........................       284,938
                                                 ----------
  Waiver of:
    Administration fee.......................       (25,000)
    Investment advisory fee..................       (29,439)
                                                 ----------
NET INVESTMENT INCOME AFTER WAIVERS..........       159,340
                                                 ----------
REALIZED AND UNREALIZED GAINS FROM INVESTMENT
 ACTIVITIES AND FOREIGN CURRENCY
 TRANSACTIONS:
  Net realized gains on investments..........       114,705
  Net realized foreign currency transaction
   gains.....................................        18,366
  Net change in unrealized appreciation
   (depreciation) on equity investments......     3,934,402
  Net change in unrealized appreciation
   (depreciation) on other assets and
   liabilities denominated in foreign
   currency..................................        19,722
                                                 ----------
Net realized and unrealized gains from
 investment activities and foreign currency
 transactions................................     4,087,195
                                                 ----------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..................................    $4,246,535
                                                 ==========

                See accompanying notes to financial statements.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                  FOR THE SIX
                                                    MONTHS
                                                     ENDED          FOR THE YEAR
                                                 JUNE 30, 2003          ENDED
                                                  (UNAUDITED)     DECEMBER 31, 2002
                                                 -------------    -----------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
  Net investment income (loss)...............    $     159,340    $        (296,266)
  Net realized gain (loss) on:
    Investments..............................          114,705             (496,500)
    Foreign currency transactions............           18,366               34,727
  Net change in unrealized appreciation
   (depreciation) on:
    Investments in equity securities.........        3,934,402            3,666,461
    Translation of short-term investments and
     other assets and liabilities denominated
     in foreign currency.....................           19,722              (17,693)
                                                 ------------     ----------------
  Net increase in net assets resulting from
   operations................................        4,246,535            2,890,729
                                                 ------------     ----------------
NET ASSETS:
  Beginning of period........................       13,613,620           10,722,891
                                                 ------------     ----------------
  End of period (including undistributed net
   investment income of $156,944 and $0,
   respectively).............................    $  17,860,155    $      13,613,620
                                                 ============     ================

                See accompanying notes to financial statements.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    The Thai Capital Fund, Inc. (the "Fund") was incorporated in Maryland on March 14, 1990 and commenced operations on May 30, 1990. It is registered with the U.S. Securities and Exchange Commission as a non-diversified, closed-end management investment company.

    The Fund makes its investments in Thailand through a wholly-owned Investment Plan pursuant to a contract with SCB Asset Management Co., Ltd. (the "Manager"). The accompanying financial statements are prepared on a consolidated basis and present the financial position and results of operations of the Investment Plan and the Fund.

    The following significant accounting policies are in conformity with generally accepted accounting principles in the United States of America for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of its financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reported results could differ from those estimates.

    VALUATION OF INVESTMENTS--Securities listed on the Securities Exchange of Thailand for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if there were no sales on such date, at the mean between the last current bid and ask prices. Securities that are traded over-the-counter, if bid and asked quotations are available, are valued at the mean between the current bid and asked prices. In instances where quotations are not readily available or where the price determined is deemed not to represent fair market value, fair value is determined in good faith in such manner as the Board of Directors (the "Board") may prescribe. Short-term investments having a maturity of sixty days or less are valued at amortized cost, which approximates market value.

    TAX STATUS--It is the Fund's intention to continue to qualify as a regulated investment company and distribute substantially all of its taxable income. Accordingly, no provision for U.S. Federal income or excise taxes is required in the financial statements.

    Remittances from the Investment Plan to the Fund are subject to a Thai withholding tax of 10% and such remittances are required by Thai law to be derived only from the Investment Plan's net income and net realized gains on the sale of securities. The Fund records a provision for such taxes based upon the Investment Plan's overall net increase in net assets resulting from operations determined by reference to the Baht. Remittances for the payment of expenses are not subject to a Thai withholding tax.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

    FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currency are translated at the exchange rate prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market price of securities.

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Securities transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded on the ex-date, except for certain dividends and corporate actions involving foreign securities which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

INVESTMENT MANAGER AND INVESTMENT ADVISER

    The Manager acts as the investment manager of the Investment Plan pursuant to the Investment Contract. The Manager makes the investment management decisions relating to the Fund's assets held through the Investment Plan. For its management services, the Manager receives a fee, which accrues weekly and is payable monthly in Baht, at an annual rate of 0.60% of the Investment Plan's average net assets. At June 30, 2003, the Fund owed the Manager $8,694. In addition, as permitted by the Investment Contract, the Fund reimburses the Manager for its out-of-pocket expenses related to the Fund. During the six months ended June 30, 2003, no such expenses were paid to the Manager.

    Under the International Investment Advisory Agreement, Daiwa SB Investments (H.K.) Ltd. ("the Adviser") provides general and specific investment advice to the Manager with respect to the Fund's assets held through the Investment Plan, but the Manager makes the ultimate decisions regarding investments. In addition, the Adviser manages the Fund's assets held outside the Investment Plan. The Fund pays to the Adviser a fee, which accrues weekly and is payable monthly in U.S. Dollars, at an annual rate equal to 0.60% of the Fund's average net assets. In addition, as permitted by the Advisory Agreement, the Fund reimburses the Adviser for its out-of-pocket expenses related to the Fund. However, for the six months ended June 30, 2003, there were no out-of-pocket expenses incurred by the Adviser. Effective June 1, 2003, the Adviser has voluntarily decreased its fee to 0.20% of the Fund's average net assets. At June 30, 2003, the Fund owed the Adviser $2,843, net of waivers.

ADMINISTRATOR AND CUSTODIAN AND OTHER RELATED PARTIES

    Daiwa Securities Trust Company ("DSTC"), an affiliate of the Adviser, provides certain administrative services to the Fund. For such services, the Fund pays DSTC a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets, with a minimum annual fee of $150,000. DSTC has voluntarily decreased its

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
minimum annual administration fee to $100,000 for the year ended December 31, 2003. In addition, as permitted by the Administration Agreement, the Fund reimburses DSTC for its out-of-pocket expenses related to the Fund. During the six months ended June 30, 2003, no such expenses were paid to the Administrator.

    DSTC also acts as custodian for the Fund's U.S. assets. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses. During the six months ended June 30, 2003, DSTC earned $3,571, as compensation for its custodial services to the Fund.

    At June 30, 2003, the Fund owed $8,333 and $477 to DSTC for administration and custodian fees, respectively.

    The Fund paid or accrued $33,720 for the six months ended June 30, 2003 for legal services in conjunction with the Fund's ongoing operations to the Fund's law firm, Clifford Chance US LLP, of which the Fund's Assistant Secretary is a partner.

INVESTMENTS IN SECURITIES AND FEDERAL INCOME TAX MATTERS

    During the six months ended June 30, 2003, the Fund made purchases of $52,580 and sales of $938,518 of investment securities, excluding short-term investments. The aggregate cost of investments at June 30, 2003 for federal income tax purposes, was substantially the same as the cost of securities for financial statement purposes. At June 30, 2003, net unrealized appreciation, excluding short-term securities aggregated $3,666,032 of which $5,902,321 related to appreciated securities and $2,236,289 related to depreciated securities.

    At December 31, 2002, the Fund had a remaining capital loss carryover of $47,549,989, of which $8,055,254 expires in the year 2005, $24,330,001 expires in the year 2006, $6,364,433 expires in the year 2007, $5,797,861 expires in the year 2008, $2,320,539 expires in the year 2009 and $681,901 expires in the year 2010 available to offset future net capital gains.

CONCENTRATION OF RISK

    The Fund's investments in Thailand involve certain considerations and risks not typically associated with domestic investments as a result of, among others, the possibility of future economic and political developments and the level of government supervision and regulation of securities markets.

    The currency transactions of the Fund and the Investment Plan are subject to Thai foreign exchange control regulations. Remittances from the Plan require the approval of the Exchange Control Officer of the Bank of Thailand. There can be no assurance that approval of remittances from the Plan will be granted in a timely fashion or at all.

    The economic difficulties experienced in Thailand have had an impact on the banking industry. All of the Fund's investments are held in Thailand through a subcustodial arrangement with Bangkok Bank Public Company Limited (the "subcustodian") and the Fund's securities in turn are being held by the Thailand Securities Depository Company in book-entry form. In the event of failure of the subcustodian, legal counsel has

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------
informed the Fund that the Fund would be able to recover all of its securities held by the subcustodian. The Fund's ability to enter into investment transactions pertaining to such securities may be effectively restricted for the period of time required to resolve the Fund's claim to recover such securities.

CAPITAL STOCK

    There are 100,000,000 shares of $0.01 par value common stock authorized. Of the 3,139,294 shares outstanding at June 30, 2003, Daiwa Securities America Inc., a lead underwriter of the Fund and an affiliate of both the Adviser and DSTC, owned 7,230 shares.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS+
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding during each period is presented below:

                                               FOR THE SIX
                                               MONTHS ENDED
                                                 JUNE 30,               FOR THE YEARS ENDED DECEMBER 31,
                                                   2003       ----------------------------------------------------
                                               (UNAUDITED)      2002       2001       2000       1999       1998
                                               ------------   --------   --------   --------   --------   --------
Net asset value, beginning of period........     $ 4.34       $ 3.42     $ 3.36     $ 7.22     $ 6.24     $ 5.76
                                                 -------      -------    -------    -------    -------    -------
Net investment income (loss)................       0.05        (0.09)     (0.16)*    (0.18)*    (0.18)     (0.10)
Net realized and unrealized gains (losses)
 on investments and foreign
 currency transactions......................       1.30         1.01       0.22 *    (3.68)*     1.16       0.58
                                                 -------      -------    -------    -------    -------    -------
Net increase (decrease) in net asset value
 resulting from operations..................       1.35         0.92       0.06      (3.86)      0.98       0.48
                                                 -------      -------    -------    -------    -------    -------
Net asset value, end of period..............     $ 5.69       $ 4.34     $ 3.42     $ 3.36     $ 7.22     $ 6.24
                                                 =======      =======    =======    =======    =======    =======
Per share market value, end of period.......     $ 4.900      $ 3.970    $ 2.800    $ 3.250    $ 9.750    $ 7.626
                                                 =======      =======    =======    =======    =======    =======
Total investment return:
  Based on market price at beginning and end
   of period................................      23.43 %      41.79 %   (13.85)%   (66.67)%    27.87 %     1.67 %
  Based on net asset value at beginning and
   end of period............................      31.11 %      26.90 %     1.79 %   (53.46)%    15.71 %     8.33 %
Ratios and supplemental data:
  Net assets, end of period
   (in millions)............................    $ 17.9        $ 13.6     $ 10.7     $ 10.5     $ 22.6     $ 19.6
  Ratios to average net assets of:
    Expenses, excluding Thai taxes
     applicable to net investment income....       3.14 %**     4.29 %     5.98 %     4.73 %     3.92 %     3.83 %
    Expenses, including Thai taxes
     applicable to net investment income....       3.14 %**     4.29 %     6.43 %     5.11 %     3.92 %     3.83 %
    Expenses, excluding waiver of
     Administration and Advisory fee
     applicable to net investment income....       3.88 %**     4.98 %     7.09 %     5.66 %     4.16 %     4.09 %
    Expenses, including waiver of
     Administration and Advisory fee
     applicable to net investment income....       3.14 %**     4.29 %     6.43 %     5.11 %     3.92 %     3.83 %
    Net investment income (loss)............       2.17 %**    (2.20)%    (4.77)%    (4.03)%    (2.78)%    (1.64)%
  Portfolio turnover........................       0.39 %      14.62 %    20.85 %    45.46 %    63.45 %    38.91 %

---------------------------------------------------------------------------
  + Per share values are adjusted to reflect the one-for-two reverse stock split effective August 5, 2002.
  *  After Provision for Thai taxes.
 **  Annualized.

THE THAI CAPITAL FUND, INC.
----------------------------------------------------------------------
RESULTS OF ANNUAL MEETING OF STOCKHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------

    On June 2, 2003, the Annual Meeting of Stockholders of The Thai Capital Fund, Inc. (the "Fund") was held and the following matter was voted upon and passed.

    Election of one Class III Director to the Board of Directors of the Fund to serve for a term expiring on the date on which the Annual Meeting of Stockholders is held in the year 2006.

                             NUMBER OF SHARES/VOTES
                             ----------------------

                                    PROXY AUTHORITY
       CLASS I          VOTED FOR      WITHHELD
---------------------   ---------   ---------------
Ikuo Mori               1,837,482       339,253

    In addition to the Director re-elected at the Meeting, Austin C. Dowling, Martin J. Gruber, David G. Harmer and Oren G. Shaffer were the other members of the Board who continued to serve as Directors of the Fund.
----------------------------------------------------------------------
AN IMPORTANT NOTICE CONCERNING OUR PRIVACY POLICY
--------------------------------------------------------------------------------

    This Privacy Notice describes the types of non-public information we collect about you, the ways we safeguard the confidentiality of this information and when this information may be shared with others. In this Privacy Notice, the terms "we," "our" and "us" refer to the Fund. The term "you" in this Privacy Notice refers broadly to all of our individual stockholders (including prospective and former individual stockholders).

    In order to provide you with services, we collect certain non-public information about you. We obtain this personal information from the following sources:

    - Applications and other forms you submit to us.

    - Dealings and transactions with us or others.

    We do not disclose any non-public personal information about you to anyone, except as permitted by law. For instance, so that we may effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose.

    We maintain physical, electronic and procedural security measures that comply with federal standards to safeguard your non-public personal information. Access to such information is restricted to those agents of the Fund who are trained in the proper handling of client information and who need to know that information in order to provide services to stockholders.

----------------------------------------
BOARD OF DIRECTORS

Ikou Mori, CHAIRMAN
Austin C. Dowling
Martin J. Gruber
David G. Harmer
Oren G. Shaffer
--------------------------------------------
OFFICERS

John J. O'Keefe
VICE PRESIDENT AND TREASURER

Mariedor Pineda
SECRETARY

Laurence E. Cranch
ASSISTANT SECRETARY
--------------------------------------------
ADDRESS OF THE FUND

c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302-3051
--------------------------------------------
INVESTMENT MANAGER
SCB Asset Management Co., Ltd.

INVESTMENT ADVISER
Daiwa SB Investments (H.K.) Ltd.

ADMINISTRATOR
Daiwa Securities Trust Company

CUSTODIANS
Bangkok Bank Public Company, Ltd.
  (Thai Custodian)
Daiwa Securities Trust Company
  (U.S. Custodian)

TRANSFER AGENT AND REGISTRAR
EquiServe Trust Company, N.A.

LEGAL COUNSEL
Clifford Chance US LLP

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
--------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Comapny Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon.

                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2003

                           -------------------------

                            [THAI CAPITAL FUND LOGO]

                                THE THAI CAPITAL
                                   FUND, INC.
                               ------------------